UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 14, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):

                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
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               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry Into a Material Definitive Agreement and
Item 2.01. Completion of Acquisition or Disposition of Assets.

     Effective December 14, 2006, New Frontier Energy, Inc. (the "Company") closed on the Purchase and Sale Agreement dated November 3, 2006 (the "Agreement") with Cedar Ridge, LLC. ("Cedar Ridge"), whereby the Company acquired Cedar Ridge's 36.66667% working interest (29.33336% net revenue interest) in eleven gas and 2 water disposal wells together with 33,949 net acres in the Slater Dome Field located along the eastern edge of the Greater Green River basin in northwest Colorado and south central Wyoming. The properties are entirely within the Company's existing leasehold at the Slater Dome Field. The Company now owns a 66.66667% working interest in the field. In the transaction, the Company acquired an estimated proved reserves of 8,214,000 MCF of natural gas. The purchase price for Cedar Ridge's interest is $8,000,000. The source of funding for the purchase price was the sale of units on December 1, 2006 to Iris Energy Holding Corp. for gross proceeds of $10,000,000.


     The Company had previously filed a form 8-K with the Commission on November 3, 2006 entry into the Agreement with Cedar Ridge.


Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     The Company is currently in the process of obtaining an audit of the property acquisition described in this report. The Company expects to file such financial statements in an amendment to this report no later than 75 calendar days after December 14, 2006.

(b)  Pro forma financial information.

     The Company expects to furnish such pro forma financial information in an amendment to this report no later than 75 calendar days after December 14, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  December 15, 2006              NEW FRONTIER ENERGY, INC.

                                  By: /s/ Les Bates
                                      -----------------------------------------
                                      Treasurer, Chief Accounting and
                                      Financial Officer, Secretary and Director






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